Exhibit 99.1

Investor Presentation

August 3, 2011

Forward Looking Statements

Statements contained in this presentation, including those pertaining to clinical research, commercialization plans, and intellectual property protection, other than statements of historical fact, are forward-looking statements subject to a number of uncertainties that could cause actual results to differ materially from statements made.  These statements, including their underlying assumptions, are subject to risks and uncertainties and are not guarantees of future performance. Results may differ due to various factors, such as our ability to obtain additional financing to support our clinical programs and operations;
costs and delays associated with research and development, manufacturing, pre-clinical testing and clinical trials for our products and next-generation candidates, such as the  MiFlow™ VAD and the PediaFlow® VAD; our dependence on a limited number of products; our ability to manufacture, sell and market our products; decision, and the timing of decisions made by health regulatory agencies regarding approval of our products; competition from other products and therapies for heart failure; continued slower than anticipated destination therapy adoption rate for VADs; limitations on third-party reimbursements; our ability to obtain and enforce in a timely manner patent and other intellectual property protection for our technology and products; our ability to avoid, either by product design, licensing arrangement or otherwise, infringement of third parties’ intellectual property; our ability to enter into corporate alliances or other strategic relationships relating to the development and commercialization of our technology and products; loss of commercial market share to competitors due to our financial condition, timing of restarting or completing our clinical studies, and future product development by competitors;  our ability to remain listed on the NASDAQ Capital Market; as well as other risks and uncertainties set forth under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

Additionally, while statistics and data included in this presentation are offered in good faith and believed to be accurate and current, the Company makes no representations, warranties or guarantees, express or implied, respecting the accuracy or completeness thereof.

The statements presented in this presentation speak only as of today’s date. Please note that except as required by applicable law, we undertake no obligation to revise or update publicly any forward-looking statements for any reason.

Presenters/Management Team

Name

Prior Experience

Years Experience

Alex Martin
Chief Executive Officer

Edwards Lifesciences: President, North America

Johnson & Johnson (Cordis): SVP, International

29

Morgan Brown

EVP & Chief Financial Officer

Lifetree Clinical Research: SVP & CFO

NPS Pharmaceuticals: VP Finance & Treasurer

KPMG: Senior Audit Manager

18

WorldHeart Highlights

Two advanced Ventricular Assist Device programs

MiFlowTM VAD – Fully magnetically levitated miniature rotary blood pump;
designed to provide long-term circulatory support for earlier-stage heart failure with minimally invasive implant

PediaFlow® – Fully magnetically levitated miniature rotary blood pump for children and infant population

High complication rates are associated with current VAD
technologies

MiFlow and PediaFlow designed to address significant issues of current devices including stroke, bleeding and device failures

Encouraging data on vWF preservation with magnetic levitation pumps

Heart Failure Device Market Segments

American College of Cardiology Consensus Report on MCS 2000 for class size.

Class I

(1.7M)

Class II

(1.6M)

Class III

(1.4M)

Class IV

(0.36M)

Resynchronization

Therapy

Cardiac

100,000 Pts

$9 Billion

Potential

Market

BTT

LVAD Destination

Therapy (DT)

4,000 Pts

$360 Million

Market Needs

Better Clinical Outcomes

Stroke, bleeding, infections and device failures

Less invasive implantation

Smaller device

Non-sternotomy implant

Minimal by-pass time

Improved user convenience and device interface

Easier to use

Remote monitoring / diagnostic capabilities

Smaller peripherals

Fully implantable system (Longer-term view)

Current Technologies Have Not Effectively
Addressed Complication Rates

1 – FDA   Summary of Safety and Effectiveness Data, 2008.

2 – Slaughter MS, et al. Advanced Heart Failure Treated with Continuous –Flow Left Ventricular Assist Device. NEJM 2009.

3- Aaronson, Late Breaking Clinical Trial , AHA November 2010 Presentation.

Complication rates of existing devices need significant improvement

Bleeding rates, infection, and thrombus/stroke

Complication Rates

Heartmate II
(BTT)1

Heartmate II (DT)2

HeartWare (BTT)3

HeartWare (BTT) (Per
Patient Year) 3

Generation

2nd

2nd

3rd

3rd

Survival

80% (6 mo.)

68% (1 yr.)

92% (6 mo.)

91%

Disabling stroke

10%

18%

10%

16%

Surgery due to bleeding

29%

30%

15%

27%

Surgical repair or
replacement

  5%

  9%

5%

  7%

Infection

29%

35%

17%

32%

Approved

2008

2010

CE Mark

CE Mark

Recent Article on Acquired von Willebrand
Syndrome

Acquired von Willebrand Syndrome in Patients with an Axial Flow Left Ventricular

Assist Device

Anna L. Meyer, Doris Malehsa, Christoph Bara, Ulrich Budde, Mark S. Slaughter, Axel

Haverich and Martin Strueber

Circ Heart Fail published online Aug 25, 2010;

DOI: 10.1161/CIRCHEARTFAILURE.109.877597

Circulation: Heart Failure is published by the American Heart Association. 7272 Greenville Avenue, Dallas,

TX 72514

Copyright © 2010 American Heart Association. All rights reserved. Print ISSN: 1941-3289. Online ISSN:

1941-3297

“…future efforts must address the challenges of long term
support including the impact of the devices on inflammation, platelet function and the coagulation system.”

Recent Article on Acquired von Willebrand
Syndrome – cont.

European Journal of Cardio-thoracic Surgery 35 (2009) 1091-1093

Case Report

Acquired von Willebrand syndrome after exchange of the HeartMate XVE to the HeartMate II ventricular assist device

Doris Malehsa, Anna L. Meyer, Christoph Bara, Martin Strüber

Department of Cardiothoracic, Transplant and Vascular Surgery, Hanover Medical School, Carl-Neuberg-Str. 1, 30625 Hannover, Germany

Received 7 October 2008; received and revised form 29 January 2009; accepted 29 January 2009; Available online 20 March 2009

“…design of rotary blood pumps should not only focus on
mechanical stability and hemolysis, but also on other blood
components like vWF and platelets.”

Levacor® - Preliminary Performance Evaluation
In Independent Investigator Biomarker Study

The blood handling characteristics of Levacor® demonstrate reduced impact on von Willebrand Factor (“VWF”)

VWF is a blood glycoprotein involved in hemostasis

Preliminary Results of Independent Investigator Biomarker Study 1

PRE

ON LVAD

ON VAD

ON LVAD

ON LVAD

POST

Pre-op

14 days

30 days

60 days

90 days

30 days Post-TX

Levacor

100%

(6/6)

100%

(6/6)

100%

(6/6)

100%

(6/6)

100%

(5/5) 3

100%

(1/1)

CF VAD

100%

(10/10)

0%

(0/9) 2

0%

(0/10)

0%

(0/10)

0%

(0/10)

100%

(2/2)

P-value*

1

<0.001

<0.001

<0.001

<0.001

1 - Results from independent investigator initiated study by Dr. James W. Long, M.D., Ph.D, Director of Advanced Cardiac Care at INTEGRIS

     Baptist Medical Center and a consultant to WorldHeart.

2 - Failed to draw blood sample on one patient.

3 - Only 5 of 6 subjects arrived at 90 day mark as of November 30, 2010.

Parameters Evaluated: Preservation of vWF Multimers (eletrophoresis), vWF Functionality (vWF:Ag) and vWF Collagen Binding (vWF:CB)

Proprietary Product Design

2nd Generation

3rd Generation

4th Generation

Axial Flow Pumps
(~10,000 rpm)

Jarvik (Jarvik Heart)

HeartMate II (Thoratec)

Centrifugal Flow Pump
(2 – 3,000 rpm)

HVAD (HeartWare)

DuraHeart (Terumo)*

Next Gen Devices

MVAD (Heartware)

Heartmate III (Thoratec)

Heartmate X (Thoratec)

DuraHeart II (Terumo)

5th Generation

Miniature Maglev
Pump

(10-14,000 rpm)

MiFlow

* Uses mechanical motor bearings

MiFlow™ is designed to be the smallest, bearingless, fully maglev VAD with shortest blood flow pathway which reduces blood damaging shear forces.  Maglev should enable improved blood handling and significantly improves durability.

MiFlow is  designed for minimally invasive non-sternotomy
with minimal by-pass time

Proprietary maglev technology, utilized across the product portfolio, has demonstrated improved hemostatic characteristics (minimizing risk of bleeding incidents by preservation of von Willebrand Factor)

With the capability of employing a wide range of flow rates, magnetic levitation is designed to enable physicians to wean patients off the device and rebuild heart strength

WorldHeart Proprietary Product Design

MiFlow™ Overview

MiFlow VAD is Designed with Following Key Features:

Fully magnetically levitated rotor

Miniaturized profile (approximately the size of a AA battery)

Wide operating range (2 L/min to 6 L/min)

Pump integrated within inflow cannula tip

Minimal blood / device surface interface

Innovative peripherals

Maglev clinical experience demonstrates preservation of von
Willebrand factor

Designed to address a broad range of patient populations

Key Features

Fully magnetically levitated rotor:

Designed for optimized flow path (wide clearances and reduced shear rates)

Designed to improved blood handling (bleeding, pump thrombosis and strokes)

Designed to preserve von Willebrand factor

Miniaturized Profile

Designed to allow non-sternotomy placement that will provide less invasive surgery, faster recovery, reduced clinical complications and shorter hospital stay

Designed to allow for wider range of patient anatomy

Wide operating range (2 L/min to 6 L/min)

Majority of applicable Class IV heart failure patients

100% of applicable Class III heart failure patients

Key Features

Pump integrated within inflow cannula tip

Designed to significantly reduce inflow path
surface area

Designed to improve device placement and
orientation

Minimal blood / device surface interface

Designed to minimize foreign body blood interaction
and inflammatory response

Innovative peripherals

Safety (modular percutaneous lead, integrated back-up
battery in controller)

Patient Comfort (controller and battery ~ 2 lbs total)

DURACELL
ALKALINE BATTERY
AA

WORLDHEART

CONFIDENTIAL

PediaFlow VAD (Basis for MiFlow VAD)

Small size

Full magnetic levitation

Simplest (single axis)

Bearingless

No wear mechanisms

Simple blood path
(no secondary flow path)

Inflow

Outflow

Rotor

Stator
blades

Impellor
blades

44mm WIDE
PF1, 63.3cc
30.5mm WIDE
PF2, 35.3cc
19.6mm WIDE
PF3, 16.6cc
AA

CONFIDENTIAL

PediaFlow Prototype Development

PF1 –            Proof of principle

                            Implants to 17 days

PF2 – Hemodynamic optimization

                            Implants to 70 days

PF3 –            Miniaturized pump

                            Implant of 72 days

In Vivo Results – PF1

Post-explant device analysis

First chronic animal study – 6 Days

No thrombus deposition on pump surfaces

Impeller Blades

Stator vanes

Pump Housing

Sham
Implant
plfHb (mg/dL)
0
5
10
15
20
25
30
POD

Sham
Implant
Fibrinogen (mg/dL)
0
200
400
600
800
1000
POD

CONFIDENTIAL

In Vivo Results – PF2

Hemolysis

Fibrinogen

PediaFlow sham studies
100
80
60
40
20
0
% Positive events
P-selectin-2419
P-selectin-2420
Annexin V
N = 2
pre-op
POD 1
POD 3
POD 4
POD 6
POD 9
POD 13
POD 16
POD 20
POD 23
POD 27
POD 30

PediaFlow S06-08 Post-operative Platelet Activation
100
80
60
40
20
0
% CD 62P Positive Platelets
P-selectin 2418
P-selectin 2419
pre-op
POD 1
POD2
POD3
POD9
POD 14
POD 17
POD 21
POD 24
POD 28
POD 30

CONFIDENTIAL

In Vivo Results – PF2

Platelet Activation

Pump implant

Sham surgery

PediaFlow PF3 @11k RPM
CFD Model
Measured*
PediaFlow PF2 @11k RPM
CFD Model
Measured*
MiFlow @14k RPM
CFD Model
MiFlow @10k RPM
CFD Model
Blood Damage (DHb)
Pump Flow (L/min)
0.008
0.007
0.006
0.005
0.004
0.003
0.002
0.001
0
0
1
2
3
4
5
6
7

WORLDHEART

CONFIDENTIAL

PediaFlow/MiFlow – Blood Damage Modeling

*Scaled from NIH measurements

PEDIAFLOW
GEN 3
S007-09
RIGHT KIDNEY
RIGHT KIDNEY

WORLDHEART

CONFIDENTIAL

In Vivo Results – PF3

Post-explant device analysis

Implant duration – 72 Days

No deposition on pump surfaces; kidneys free of infarcts

Blood Path Comparison

VAD

Blood-Contacting
Area (cm2 )

Priming Volume
(ml)

Annular Gap
Cross-section
(mm2 )

Levacor

268

20.7

--

MiFlow

36

3.4

79

PediaFlow PF3

26

2.3

45

MiFlow and
PediaFlow PF4 rotors

(SLA components for
in vitro testing)

- Blood paths for PediaFlow and MiFlow are similar

MiFlow Miniaturized VAD - Pump Cross-Section

Inflow

Outflow

Stator
blades

Permanent magnet
radial support

Motor
stator

Voice
coil

Motor
magnets

Axial
magnets

Impellor
blades

ANSYS
Time on Streamline 1
0.059
0.047
0.035
0.024
0.012
0.000
[s]

WORLDHEART
CONFIDENTIAL

Streamlines

Miniaturized VAD – CFD Evaluation

Q=5.0L/min, 14K rpm

MiFlow – Size Comparison

HeartMate II

MiFlow

19 mm

21 mm

MiFlow – Size Comparison

19 mm

21 mm

21 mm

25 mm

HeartMate II

HVAD

Jarvik 2000

MiFlow

63 cc, 281 gms

50 cc, 145 gms

25 cc, 90 gms

20 cc, 65 gms

Minaturized VAD Configuration – w/ perc lead

Outflow to descending aorta

Experience with Jarvik 20001,2
validates this anatomic placement

1- Frazier OH. Implantation of the Jarvik 2000 LVAD without use of CPB.  Ann Thor Surg 2003:75:1028-30

2-Selzman HC. Off-Pump Insertion of the Jarvik 2000 LVAD.  CTS Net Feb 21, 2008

2011
2012
2013
2014
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
System Design and Development
Specification
Pump (incl. levatation, motor, sensor)
Cannulae, MIS tools and techniques
Controller, external electronics
Manufacturing Transfer
Performance Evaluation, V&V
Preliminary Testing (*in vitro, in vivo*)
Life test
In Vivo evaluation
V & V activities
Clinical Trial
EU dossier preparation
Begin EU trial
IDE Preparation
IDE Submission
IDE Approval

CONFIDENTIAL

Development Timeline – MiFlow VAD

28

Development costs estimated to $35M (perc lead configuration)

Financial Summary

Cash Balance (3/31/11)

$17.7M

Monthly Cash Burn

$1.2M-$1.3M

52 Week Stock Price (High and
Low) *

$3.26-$.45

Shares Outstanding

26.7M

Options Outstanding

2.1M

Warrants Outstanding

13.3M

* As of 8/1/11

Strong Intellectual Property Protection

Strong IP position for single-active axis Maglev rotary pump

IP focused on latest-generation technologies
(bearingless, magnetically levitated/driven)

Rotary pumps (Levacor, PediaFlow, MiFlow) –
15 issued patents (13 owned or exclusively licensed,
2 non-exclusively licensed) and 5 pending

Transcutaneous Energy Transfer (TET) System –
1 issued patent (exclusively licensed)

WorldHeart Highlights

Two advanced Ventricular Assist Device programs

MiFlowTM VAD – Fully magnetically levitated miniature rotary blood pump;
designed to provide long-term circulatory support for earlier-stage heart failure with minimally invasive implant

PediaFlow® – Fully magnetically levitated miniature rotary blood pump for children and infant population

High complication rates are associated with current VAD
technologies

MiFlow and PediaFlow designed to address significant issues of current devices including stroke, bleeding and device failures

Encouraging data on vWF preservation with magnetic levitation pumps

End